UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 22, 2012

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-33100

DE	43-2109021
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Owens Corning Parkway

Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 17, 2012, Owens Corning (the “Company”) entered in an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the sale by the Company of $600,000,000 aggregate principal amount of 4.200% Senior Notes due 2022 (the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-179524) that the Company filed with the Securities and Exchange Commission on February 16, 2012. The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated October 17, 2012, in connection with the public offering of the Notes.

The sale of the Notes closed on October 22, 2012. The Notes were issued pursuant to an Indenture, dated as of June 2, 2009, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture, dated as of June 8, 2009, by and among the Company, the subsidiary guarantors party thereto and the Trustee, the Second Supplemental Indenture, dated as of May 26, 2010, by and among the Company, the subsidiary guarantors party thereto and the Trustee and the Third Supplemental Indenture, dated as of October 22 (the “Third Supplemental Indenture”), 2012, by and among the Company, the subsidiary guarantors party thereto and the Trustee.

The Notes are fully and unconditionally guaranteed, jointly and severally, by each of our current and future domestic subsidiaries (the “Guarantors”) that is a borrower or guarantor under our Credit Agreement, dated as of October 31, 2006, as amended. The Notes and the guarantees by the Guarantors will be the general senior unsecured obligations of the Company and the Guarantors, respectively. They will rank equally in right of payment with the existing and future senior unsecured indebtedness of the Company and the Guarantors, respectively.

For a complete description of the terms and conditions of the Notes and the guarantees, please refer to the Third Supplemental Indenture and the form of Note and Notation of Guarantee, which are incorporated herein by reference and filed with this Current Report on Form 8-K as Exhibit 4.1 and 4.2, respectively.

In connection with the issuance of the Notes, Sidley Austin LLP, Stites & Harbison, PLLC and Reinhart Boerner Van Deuren s.c. provided the Company with the legal opinions attached to this Current Report on Form 8-K as Exhibits 5.1, 5.2 and 5.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated October 22, 2012, among the Company, the subsidiary guarantors named as a party thereto and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 4.200% Senior Note due 2022 and Notation of Guarantee (included as part of Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Stites & Harbison, PLLC

5.3	Opinion of Reinhart Boerner Van Deuren s.c.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 5.2)

23.3	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3)

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: October 22, 2012	By:	/s/ John W. Christy
John W. Christy
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated October 22, 2012, among the Company, the subsidiary guarantors named as a party thereto and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 4.200% Senior Note due 2022 and Notation of Guarantee (included as part of Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Stites & Harbison, PLLC

5.3	Opinion of Reinhart Boerner Van Deuren s.c.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 5.2)

23.3	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3)